Exhibit 21.1

Subsidiaries of BFC Financial Corporation	Jurisdiction of
Organization
BBX Capital Corporation	Florida
Woodbridge Holdings, LLC	Florida
Eden Services, Inc.	Florida
BFC Securities Corporation	Florida
BankAtlantic Financial Ventures II, LLC	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Southern National General Corporation	Florida
Kingsway Services Inc.	Florida
BFC Shared Services Corporation	Florida
Risk Management Services, LLC	Florida
BFC/CCC, Inc.	Florida
Stratstone Financial, LLC	Delaware
Snapper Creek Equity Management, LLC	Florida
B-D2 Holdings, LLC	Florida
B-DJ Holdings, LLC	Florida
B-26 Holdings, LLC	Florida
D-2 Acquisition, LLC	Florida
Renin Tier 1, LLC	Florida
Renin Tier 1 Management, LLC	Florida
Subsidiaries of BFC/CCC, Inc.
CCC Real Estate Management, LLC	Florida
LAS Trademark, LLC	Florida
Subsidiaries of Stratstone Financial, LLC
Stratstone Advisors, LLC	Delaware
Stratstone Securities, LLC	Delaware
Subsidiaries of Woodbridge Holdings, LLC
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Bluegreen Corporation	Florida
BG Program GP, LLC	Florida
BG Program Partnership, LP	Florida
BXG Florida Corporation (f/k/a BXG Florida, LLC	Florida
Carolina Oak Homes, LLC	So. Carolina
Carolina Oak Homes Realty, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Capital Holdings, LLC	Florida
Cypress Creek Holding, LLC	Delaware

Levitt Commercial, LLC	Florida
ODI Program GP Corporation	Florida
ODI Program Partnership, LLLP	Florida
PF Program Partnership, LP	Delaware
PF Program GP LLC	Delaware
Southern States Lending, LLC	Florida
Woodbridge Executive Incentive Plan 1 LP	Florida
Woodbridge Financial, LLC	Florida
Woodbridge Fund I LLC	Florida
Woodbridge Overhead Funding LLC	Florida
Subsidiary of Levitt Commercial, LLC
Levitt Commercial Boynton Commerce Center, LLC	Florida
Subsidiaries of Core Communities, LLC
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of South Carolina, LLC	So. Carolina
Horizons Acquisition 7, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Research Park, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Core Development Company, LLC	Mississippi
Core Asset Advisors, LLC	Florida
Subsidiary of Core Commercial Group, LLC
The Landing Holding Company, LLC	Florida
Landing Phase II, LLC	Florida
Subsidiary of The Landing Holding Company, LLC
The Landing at Tradition Development Company, LLC	Florida
Subsidiary of Core Commercial Realty, LLC
Tradition Realty, LLC	Florida
Subsidiary of Tradition Realty, LLC
Tradition Referral, LLC	Florida
Subsidiaries of Core Communities of South Carolina, LLC
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Commercial Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition Hilton Head Realty, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
Tradition National Golf Club, LLC	South Carolina
Tradition Hilton Head, LLC	South Carolina

Subsidiaries of Bluegreen Corporation
BBCV Receivables-Q 2010 LLC	Delaware
Big Cedar JV Interiors, LLC	Delaware

Big Cedar Wilderness Club II Condominium Association, Inc.	Missouri
Bluegreen Asset Management Corporation	Delaware
Bluegreen Beverage, LLC	Delaware
Bluegreen Communities of Georgia, LLC	Georgia
Bluegreen Communities of Texas, L.P.	Delaware
Bluegreen Communities, LLC	Delaware
Bluegreen Corporation of Tennessee	Delaware
Bluegreen Golf Clubs, Inc.	Delaware
Bluegreen Guaranty Corporation	Florida
Bluegreen Holding Corporation (Texas)	Delaware
Bluegreen Interiors LLC	Delaware
Bluegreen Louisiana, LLC	Delaware
Bluegreen Management Resources, LLC	Delaware
Bluegreen Nevada, LLC	Delaware
Bluegreen New Jersey, LLC	Delaware
Bluegreen Properties N.V.	Aruba
Bluegreen Properties of Virginia, Inc.	Delaware
Bluegreen Purchasing & Design, Inc.	Florida
Bluegreen Receivables Finance Corporation III	Delaware
Bluegreen Receivables Finance Corporation VII	Delaware
Bluegreen Receivables Finance Corporation XI	Delaware
Bluegreen Receivables Finance Corporation XII	Delaware
Bluegreen Resorts International, Inc.	Delaware
Bluegreen Resorts Management, Inc.	Delaware
Bluegreen Resorts of Canada, Inc.	Canada
Bluegreen Servicing, LLC (f/k/a Bluegreen Florida, LLC)	Delaware
Bluegreen Southwest Land, Inc.	Delaware
Bluegreen Southwest One, L.P.	Delaware
Bluegreen Specialty Finance, LLC	Delaware
Bluegreen Timeshare Finance Corporation I	Delaware
Bluegreen Treasury Services LLC	Delaware
Bluegreen Vacations Unlimited, Inc.	Florida
Bluegreen/Big Cedar Vacations, LLC	Delaware
BRF Corporation 2007-A	Delaware
BRFC 2008-A LLC	Delaware
BRFC 2010-A LLC	Delaware
BRFC 2012-A LLC	Delaware
BRFC 2013-A LLC	Delaware
BRFC 2015-A LLC	Delaware
BRFC III Deed Corporation	Delaware
BRFC-Q 2010 LLC	Delaware
BRM Bahamas Limited	Bahamas
BXG Construction, LLC	Delaware
BXG Mineral Holdings, LLC	Delaware
BXG Realty, Inc.	Delaware
Catawba Falls, LLC	North Carolina
Colorful Skies, LLC	Delaware
Encore Rewards, Inc.	Delaware
Family Fun Company, LLC	Delaware
Great Vacation Destinations, Inc.	Florida

Jordan Lake Preserve Corporation	North Carolina
Leisure Capital Corporation	Vermont
Leisure Communication Network, Inc.	Delaware
Leisurepath, Inc.	Florida
Managed Assets Corporation	Delaware
New England Advertising Corporation	Vermont
Outdoor Traveler Destinations, LLC	Florida
Pinnacle Vacations, Inc.	Delaware
Prizzma LLC	Delaware
Resort Title Agency, Inc.	Florida
SC Holdco, LLC	Delaware
Select Connections, LLC	Delaware
TFRI 2013-1 LLC	Delaware

Subsidiaries of BBX Capital Corporation
BBX Partners, Inc	Florida
BBX Capital Asset Management, LLC	Florida
Florida Asset Resolution Group, LLC	Delaware
BBX Capital Partners, LLC	Florida
BBX Sweet Holdings, LLC	Florida
Renin Holdings, LLC	Delaware
Subsidiaries of BBX Partners Inc.
Heartwood Partners 1, LLC	Florida
Heartwood Partners 2, LLC	Florida
Heartwood Partners 3, LLC	Florida
Heartwood Partners 4, LLC	Florida
Subsidiaries of Renin Holdings, LLC
Renin US, LLC	Delaware
Renin Canada Corporation	Canada
Subsidiaries of ReninCanada Corporation
Renin UK Corporation	United Kingdom
Subsidiaries of BBX Sweet Holdings, LLC
The Hoffman Commercial Group, Inc.	Florida
Good Fortunes East, LLC	Florida
Boca Bons East, LLC	Florida
B&B Bons, LLC	Florida
S&F Good Fortunes, LLC	Florida
Hoffchoc, LLC	Florida
Hoffmans Chocolate, LLC	Florida
Brea Enterprises, LLC	Florida
Fantasy Chocolates, Inc.	Florida
Chocolate Acquisition Sub, LLC dba Kron Chocolatier	Florida
Sweet Acquisitions CA1, LLC dba Jer's	California
Sweet Acquisitions CA2, LLC dba Helen Grace	California
Sweet Acquisitions CA3, LLC	California
Anastasia Confections, Inc.	Florida
Subsidiary of Heartwood Partners 2, LLC
JRG/BBX Development, LLC	Florida
Subsidiaries of BBX Capital Asset Management, LLC

Bontera Single-family Holdings, LLC	Florida
Bonterra Multifamily Holdings, LLC	Florida
BBX/S Millenia Blvd Investments, LLC	Florida
BBX Gardens Multifamily, LLC	Florida
BBX Austin, LLC	Florida
BBX Hialeah Apartments, LLC	Florida
Hialeah Multifamily, LLC	Florida
BBX Residential Victoria Park, LLC	Florida
Premier Flagler, LLC	Florida
Banc Servicing Center, LLC	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 23, LLC	Florida
Heartwood 24, LLC	Florida
Heartwood 40, LLC	Florida
Heartwood 42, LLC	Florida
Heartwood 44, LLC	Florida
Heartwood 47, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Heartwood 92, LLC	Florida
Subsidiaries of Bonterra Single-family Holdings, LLC
Bonterra Single-family Management, LLC	Florida
Subsidiaries of Bonterra Single-family Management, LLC
Bonterra Single-family Real Estate, LLC	Florida
Bonterra Single-family TIC, LLC
Subsidiaries of Bonterra Multifamily Holdings, LLC
Bonterra Multifamily Management, LLC	Florida
Subsidiaries of Bonterra Multifamily Management, LLC
Bonterra Multifamily Real Estate, LLC	Florida
Subsidiaries of BBX/S Millenia Blvd Investments, LLC
BBX/S Millenia Blvd Holdings, LLC	Florida
Subsidiaries of BBX/S Millenia Blvd Holdings, LLC
BBX/S Millenia Blvd Realty, LLC	Florida
Subsidiaries of BBX Gardens Multifamily, LLC
Gardens Multifamily Holdings, LLC	Florida
Subsidiaries of Gardens Multifamily Holdings, LLC
Gardens Multifamily Management, LLC	Florida

Subsidiaries of Gardens Multifamily Management, LLC
Gardens Multifamily Real Estate, LLC	Florida
Subsidiaries of Florida Asset Resolution Group, LLC
Heartwood 58, LLC	Florida
FAR Holdings Group, LLC	Florida
Subsidiaries of FAR Holdings Group, LLC
Heartwood 2, LLC	Florida
Heartwood 43, LLC	Florida
Heartwood 55, LLC	Florida
FAR 1, LLC	Florida
FAR 2, LLC	Florida
FAR 3, LLC (a/k/a Robovault)	Florida
FAR 4, LLC	Florida
FAR 5, LLC	Florida
FAR 6, LLC	Florida
Subsidiaries of Heartwood 58, LLC
FT Properties, LLC	Florida
Sunrise Atlantic, LLC	Florida
Heartwood 45, LLC	Florida
Heartwood 56, LLC	Florida
Heartwood 57, LLC	Florida
Subsidiary of Heartwood 7, LLC
Steeplechase Estates Community Association, Inc.	Florida